Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 29, 2014 to the Prospectus dated April 28, 2014, as supplemented September 30, 2014, and Statement of Additional Information dated April 28, 2014

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) dated April 28, 2014, as supplemented October 2, 2014, and Statement of Additional Information (the “SAI”), dated April 28, 2014.

Effective December 1, 2014, Scott M. Service, CFA, was designated as a portfolio manager in the Fund’s portfolio management team. Mr. Service is a Vice President and Portfolio Manager of the Fund’s subadvisor, Loomis, Sayles & Company, L.P. (“Loomis”). Mr. Service joined Loomis in 1995, where he has been a portfolio manager in the global fixed income strategy since June 2011. Prior to 2011, Mr. Service was the leader of the Global Credit Sector team as a Senior Global Credit Strategist. Ken Buntrock, David Rolley, Lynda Schweitzer and Mr. Service, each of whom hold the CFA designation, are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus to the portfolio managers of the Fund shall refer to Ken Buntrock, David Rolley, Lynda Schweitzer and Scott Service.

In addition, under the heading “Management of the Funds–Subadvisors and Portfolio Managers of the Funds–AMG Managers Bond Fund and AMG Managers Global Income Opportunity Fund–Loomis, Sayles & Company, L.P. (“Loomis Sayles”)–Other Accounts Managed by the Portfolio Manager(s),” the following table is hereby added after the table relating to Lynda L. Schweitzer on page 59 of the SAI:

Portfolio Manager: Scott M. Service, CFA*

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	None	$0
Other Pooled Investment Vehicles	15	$4,799	None	$0
Other Accounts	28	$8,737	4	$1,915

*	Information provided as of October 31, 2014.

Finally, under the heading “Management of the Funds–Subadvisors and Portfolio Managers of the Funds–AMG Managers Bond Fund and AMG Managers Global Income Opportunity Fund–Loomis, Sayles & Company, L.P. (“Loomis Sayles”)–Portfolio Managers’ Ownership of Bond Fund Shares and Global Income Opportunity Fund Shares,” the following information relating to Mr. Service’s ownership of Fund shares is hereby added to page 61 of the SAI:

Mr. Service (as of October 31, 2014): None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST293